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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 15, 2004


                            PATIENT INFOSYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     0-22319               16-1476509
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
         Incorporation)                                    Identification No.)

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 46 Prince Street, Rochester, New York               14607
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(Address of Principal Executive Offices)           (Zip Code)
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Registrant's telephone number, including area code:  (585) 242-7200

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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     Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
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     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  Results of Operations and Financial Condition

     On November 15, 2004, the Registrant issued a press release reporting results for the quarter ended September 30, 2004. A copy of the press release is furnished at Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.                Description

          99.1     Press Release issued by the Registrant on Novemeber 15, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PATIENT INFOSYSTEMS, INC.

Date:  November 15, 2004             By:       /s/Kent A. Tapper
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                                             Kent A. Tapper
                                             Sr. Vice President
                                             principal accounting officer



                                  EXHIBIT INDEX

Exhibit 99.1              Press release issued on November 15, 2004.